SUPPLEMENT DATED JANUARY 12, 2007 TO THE PROSPECTUS
                             DATED DECEMBER 15, 2006

                          JNL(R) INVESTORS SERIES TRUST


FOR THE JACKSON PERSPECTIVE 5 FUND, THE JACKSON PERSPECTIVE INDEX 5 FUND, THE JACKSON PERSPECTIVE 10 X 10 FUND, AND THE JACKSON PERSPECTIVE OPTIMIZED 5 FUND, PLEASE ADD THE FOLLOWING PARAGRAPH TO THE SECTION ENTITLED "PRINCIPAL INVESTMENT STRATEGIES":

         To effectively manage cash inflows and outflows, the Funds will maintain a cash position primarily consisting of shares of money market mutual funds including an affiliated JNL Money Market Fund to the extent permitted under the 1940 Act. The Funds may also invest to some degree in money market instruments.
















This Supplement is dated January 12, 2007.

(To be used with: VC6045 1/07.)

                                                                 V6102 01/07